Exhibit 13.1

CERTIFICATION

(pursuant to Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report on Form 20-F for the fiscal year ended December 31, 2014 of CorpBanca, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), and for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Fernando Massú Tare, Chief Executive Officer of Corpbanca, certify, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of CorpBanca.

Date: April 30, 2015

By:	/s/ Fernando Massú Tare

Name:	Fernando Massú Tare
Title:	Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to CorpBanca and will be retained by CorpBanca and furnished to the Commission or its staff upon request.